Exhibit 99.1

FUTURE HOSPITALITY VENTURES HOLDINGS

FINANCIAL STATEMENTS

FROM INCEPTION TO DECEMBER 31, 2023

TOGETHER WITH

INDEPENDENT AUDITORS’ REPORT

FUTURE HOSPITALITY

VENTURES HOLDINGS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Future Hospitality Ventures Holdings, Inc.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Future Hospitality Ventures Holdings, inc. (“the Company”) as of December 31, 2023, and the related statements of operations, stockholders’ deficit, and cash flows for the period from October 27, 2023 (inception) to December 31, 2023, and the related notes (collectively referred to as the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2023, and the results of its operations and its cash flows for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has not generated any revenue, has not yet commenced planned operations, and expects to incur significant additional costs. These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there were no critical audit matters.

Fruci & Associates II, PLLC – PCAOB ID #05525
We have served as the Company’s auditor since 2024.

Spokane, Washington

April 17, 2024

FUTURE HOSPITALITY VENTURES HOLDINGS

BALANCE SHEET

December 31, 2023

Assets
Current assets	$-
Cash & equivalents	1,463
Related party receivable	25,000
Total current assets	26,463

Total Assets	$26,463

Liabilities and Stockholder’s Deficit
Current liabilities -
Related party advances	$50,000
Total current liabilities	50,000

Total liabilities	50,000

Commitments and contingencies	-

Stockholder’s Deficit
Common Stock: Par value $0.001; 8 million shares authorized; 1,000 issued and outstanding	1

Additional Paid-In Capital	-
Accumulated deficit	(23,538)
Total Stockholder’s Deficit	(23,537)
Total Liabilities and Stockholder’s Deficit	$26,463

See accompanying notes to the financial statements

FUTURE HOSPITALITY VENTURES HOLDINGS

STATEMENT OF OPERATIONS

Inception to December 31, 2023

Revenues	$-

Operating Expenses -
General and administrative	23,537
Total operating expenses	23,537

Net loss	$(23,537)

Net loss per share - basic and diluted	$(23.54)

Weighted average shares - basic and diluted	1,000

See accompanying notes to the financial statements

FUTURE HOSPITALITY VENTURES HOLDINGS

STATEMENT OF STOCKHOLDERS’ DEFICIT

Inception to December 31, 2023

	Common Stock		Accumulated	Stockholder’s
	Shares	Amount	Deficit	Deficit
Balance at October 27, 2023	-	$-	$-	$-
Issuance of founders’ shares	1,000	1	-	1
Net loss	-	-	(23,537)	(23,537)
Balance at December 31, 2023	1,000	$1	$(23,537)	$(23,537)

See accompanying notes to the financial statements

FUTURE HOSPITALITY VENTURES HOLDINGS

STATEMENT OF CASH FLOWS

Inception to December 31, 2023

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Loss	$(23,537)
Net cash used in operating activities	(23,537)

CASH FLOWS FROM INVESTING ACTIVITIES:
Related party receivable	(25,000)
Net cash provided by investing activities	(25,000)

CASH FLOWS FROM FINANCING ACTIVITIES:
Related party advances	50,000
Net cash provided by financing activities	50,000

Change in cash and cash equivalents	1,463
Cash and cash equivalents, beginning of period (inception)	-
Cash and cash equivalents, end of period	$1,463

Supplemental disclosures of cash flow information -
Cash paid for interest	$-
Cash paid for income taxes	$-

See accompanying notes to the financial statements

FUTURE HOSPITALITY VENTURES HOLDINGS, INC.

NOTES TO THE FINANCIAL STATEMENTS

NOTE 1: NATURE OF OPERATIONS

Future Hospitality Ventures Holdings, Inc. (the “Company”) is a Nevada corporation, originally formed on October 27, 2023 as a limited liability company, strategically positioned in the rapidly expanding Robots-as-a-Service (RaaS) sector. The Company is focused on leveraging technological advances to service the hospitality industry, with significant market growth potential noted in service robotics.

Going Concern and Management’s Plans

The financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company is a business that has not commenced planned principal operations, plans to incur costs in start-up cost and organization cost, and has not generated any revenues as of December 31, 2023. These factors, among others, raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period of time.

Under the leadership of Mr. Sonny Wang as CEO, the Company has made significant strides in establishing a robust foundation for future growth:

●	Strategic Agreements: The Company has secured valuable distribution agreements with industry-leading manufacturers, which are pivotal in the Company’s supply chain and operational capabilities.

●	Expansion Plans: Further agreements with at least one other global manufacturer are expected to be finalized this quarter, which will enhance the Company’s product availability and market presence

Future Outlook:

The ability of the Company to continue as a going concern is dependent upon its ability to successfully execute its business plan, secure further funding, and achieve future profitable operations. The Company plans to mitigate these uncertainties through the following strategies:

●	Capital Financing: Efforts are underway to secure additional funding through equity financing and potential loans to support operational and capital requirements.

●	Operational Execution: With secured agreements and planned expansions, the Company is well-positioned to launch its operational activities, aiming to generate revenue through its innovative RaaS offerings.

No assurance can be given that the Company will be successful in these efforts; however, the steps taken by management to secure strategic partnerships and funding position the Company to overcome these challenges. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Risks and Uncertainties

The Company has a limited operating history and has not yet generated revenue from intended operations. The Company’s business and operations are sensitive to general business and economic conditions in the U.S. along with local, state, and federal governmental policy decisions. A host of factors beyond the Company’s control could cause fluctuations in these conditions. Adverse conditions may include: recession, downturn or otherwise, government policy changes, changes to minimum wages and employee benefit requirements, consumer tastes and trends in our market, or negative press. These adverse conditions could affect the Company’s financial condition and the results of its operations

NOTE 2: SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accounting and reporting policies of the Company conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company’s year-end is December 31.

Use of Estimates

The preparation of the financial statements in conformity with U.S. GAAP will require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the balance sheet and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid securities with an original maturity of three months or less to be cash equivalents. The Company’s cash and cash equivalents in bank deposit accounts, at times, may exceed federally insured limits. As of December 31, 2023, the Company has cash and cash equivalents of $1,463.

Revenue Recognition

ASC Topic 606, “Revenue from Contracts with Customers” establishes principles for reporting information.

about the nature, amount, timing and uncertainty of revenue and cash flows arising from the entity’s contracts to provide goods or services to customers.

The Company will recognize revenue when control of the promised goods or services is transferred to a customer, in an amount that reflects the consideration that the Company expects to receive in exchange for those goods or services. The Company will apply the following five steps in order to determine the appropriate amount of revenue to be recognized as it fulfills its obligations under each of its agreements: 1) identify the contract with a customer; 2) identify the performance obligations in the contract; 3) determine the transaction price; 4) allocate the transaction price to performance obligations in the contract; and 5) recognize revenue as the performance obligation is satisfied. No revenue has been generated to date.

The Company has not yet generated any revenue to-date.

Fair Value of Financial Instrument

Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants as of the measurement date. Applicable accounting guidance provides an established hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in valuing the asset or liability and are developed based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s assumptions about the factors that market participants would use in valuing the asset or liability. There are three levels of inputs that may be used to measure fair value:

Level 1 - Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 - Include other inputs that are directly or indirectly observable in the marketplace.

Level 3 - Unobservable inputs which are supported by little or no market activity.

The fair value hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.

Fair-value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2023. Fair values for these items were assumed to approximate carrying values because of their short term in nature or they are payable on demand.

Income Taxes

The Company applies ASC 740 Income Taxes (“ASC 740”). Deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial statement reported amounts at each period end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized. The provision for income taxes represents the tax expense for the period, if any and the change during the period in deferred tax assets and liabilities. As of the date of these financial statements, no tax returns have been filed.

ASC 740 also provides criteria for the recognition, measurement, presentation, and disclosure of uncertain tax positions. A tax benefit from an uncertain position is recognized only if it is “more likely than not” that the position is sustainable upon examination by the relevant taxing authority based on its technical merit.

NOTE 3: EQUITY

The Company was originally formed as a limited liability company in October 2023. On December 28, 2023, the Company modified its charter and filed articles of incorporation in the State of Nevada. As of December 31, 2023, the Company has an aggregate 80,000,000 common shares, par value $.001, authorized and issued 1,000 for nominal value to its chief executive officer upon incorporation. No other equity instruments have been authorized or issued as of December 31, 2023.

NOTE 4: RELATED PARTY TRANSACTIONS

During 2023, the Company received an aggregate $50,000 in operating advances from a related party company controlled by the Company’s CEO, which the Company utilized to pay its initial start-up and organizational costs, along with consulting and other administrative expenses. In addition, the Company loaned a different related party entity an aggregate $25,000 as an operational cash advance. Neither advances have specified due dates, specified interest, and are considered due and payable upon demand. As such, both the $25,000 related-party receivable and the $50,000 related-party payable are considered current as of December 31, 2023.

NOTE 5: SUBSEQUENT EVENTS:

Management has evaluated all subsequent events through April 17, 2024. other material events requiring disclosure or adjustment to the financial statement other than those listed below:

On January 22, 2023, the Company entered into a share exchange agreement in which the Company’s CEO exchanged 100% of the issued and outstanding shares of the Company (1,000 shares) to Nightfood Holdings, Inc. (NGTF) in exchange for Series A and Series C shares of NGTF, resulting in the Company becoming a wholly-owned subsidiary of NGTF.

During January 2023, the Company received an aggregate $245,000 in additional operating capital from a related party.